SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -----------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               -----------------

Date of Report (Date of earliest event reported): April 9, 2004 (March 26, 2004)

                               SONIC MEDIA, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

              Nevada                                            680507505
-------------------------------      ------------           -------------------
(State or other jurisdiction of      (Commission              (IRS Employer
 Incorporation or organization)      File Number)           Identification No.)

                   23091 Timberline Way, Lake Forest, CA 92630
               (Address of principal executive office) (Zip Code)

       Registrant's telephone number, including area code: (949) 455-9412

          (Former name or former address, if changed since last report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On February 10, 2004, Sonic Media, Inc. announced its intention to acquire all of the issued and outstanding shares of Global Botanics, Inc., a corporation organized under the laws of Niue ("GBI"). On March 26, 2004, Sonic Media, Inc. executed a stock purchase agreement with the stockholders of GBI ("Stock Purchase Agreement").

GBI owns U.S. Patents 5,837,252; 5,945,106; 6,004,559 and 6,039,955. These
patents relate to the production and use of proprietary extracts from the North American plant species, Larrea tridentata. The current patented technology covers extraction and purification technologies as well as utility of extracts as antiviral, anti-inflammatory, antimicrobial and antioxidant agents. Specific claims allowed in the issued patents include: a method of treating herpes lesions and herpes viruses in humans using an effective amount of an extract of Larrea tridentata; a method of treating herpes viruses and symptomatic herpes virus lesions of the group: herpes simplex 1 (cold sores), herpes simplex 2 (genital herpes), varicella-zoster virus (chickenpox and shingles), human herpes virus 4 (Epstein-Barr virus, mononucleosis), human herpes virus 5 (cytomegalovirus), human herpes viruses 6 and 7 (roseoloviruses), and herpes virus 8 (Kaposi's sarcoma); stimulation of human immune system function; a herpes treatment agent comprising a formulation of Larrea tridentata; and an agent for treatment of inflammation and inflammatory disease comprising a formulation of Larrea tridentata. In addition to the existing patents, GBI will aggressively prosecute pending patent applications to secure final issuance of multiple U.S. and international patents, which expand on the already patented technologies. The patents are currently licensed on a non-exclusive basis to Larrearx, Inc. for medically related consumer products.

The terms of the Stock Purchase Agreement require Sonic Media, Inc. to issue three million five hundred thousand (3,500,000) shares of restricted common stock on a pro-rata basis to the shareholders of GBI. The value of the shares of GBI were based on current and projected sales by the current technology licensee, projected by GBI to result in profits of $5.2 million in year 1, $10.5 million in year 2, and $19.3 million in year 3. Also, based on the current portfolio of marketing license agreements, management believes that GBI's revenue growth will approximate 50% in the next 3 years.

There are no material relationships between Sonic Media, Inc., its officers, directors or affiliates and GBI.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.

(a) Financial Statements of the Business Acquired.

Any required financial statements will be filed by amendment to this Form 8-K by no later than June 4, 2004.

(b) Pro Forma Financial Information.

Any required pro forma financial information will be filed by amendment to this Form 8-K not later than May 30, 2004.

(c) Exhibits

       2.1 Stock Purchase Agreement dated as of March 26, 2004, between the Company and the stockholders of GBI, Inc.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SONIC MEDIA, INC.

By: /s/ David Kalenuik
--------------------------
David Kalenuik, President

Dated: April 9, 2004

                              GLOBAL BOTANICS INC.

                              FINANCIAL STATEMENTS

                                 APRIL 30, 2004

GLOBAL BOTANICS INC.
CONTENTS

APRIL 30, 2004

                                                                          PAGE
                                                                          ----

AUDITORS' REPORT                                                            1

FINANCIAL STATEMENTS
    Balance Sheet                                                           2
    Statement of Operations                                                 3
    Statement of Stockholders' Equity                                       4
    Statement of Cash Flows                                                 5
    Notes to the Financial Statements                                     6 - 8

AUDITORS' REPORT

To the Directors of:
Global Botanics Inc.

We have audited the balance sheet of Global Botanics Inc. as at April 30, 2004 and the statement of operations, stockholders' equity and cash flows for the period from date of incorporation, May 16, 2003, to April 30, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, based on our audit, these financial statements present fairly, in all material respects, the financial position of the Company as at April 30, 2004 and the results of its operations and cash flows for the period from date of incorporation, May 16, 2003, to April 30, 2004 in conformity with accounting standards generally accepted in the United States of America.

Chartered Accountants
Langley, British Columbia, Canada
September 21, 2004


                                                                              1.

GLOBAL BOTANICS INC.
BALANCE SHEET

--------------------------------------------------------------------------------
AS AT APRIL 30,                                                         2004
--------------------------------------------------------------------------------

ASSETS
CURRENT
    Cash                                                            $     4,500
    Accounts receivable                                                  59,000
--------------------------------------------------------------------------------
                                                                         63,500
PATENTS (Note 4)                                                        986,111
--------------------------------------------------------------------------------
                                                                    $ 1,049,611
================================================================================

LIABILITIES

CURRENT
    Accounts payable and accrued liabilities                        $    67,800
--------------------------------------------------------------------------------

STOCKHOLDERS' EQUITY
    Common stock, $1.00 par value:
        Authorized: 50,000 shares
        Issued: 50,000 shares                                            50,000
    Additional paid-in capital                                        1,150,000
    Deficit                                                            (218,189)
--------------------------------------------------------------------------------
                                                                        981,811
--------------------------------------------------------------------------------
                                                                    $ 1,049,611
================================================================================

CONTINGENT LIABILITY (Note 8)

APPROVED BY THE DIRECTORS:

___________  Director
___________  Director


The accompanying notes are an integral part of these financial statements.

                                                                              2.

GLOBAL BOTANICS INC.
STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
FOR THE PERIOD FROM DATE OF INCORPORATION, MAY 16, 2003, TO APRIL 30,    2004
--------------------------------------------------------------------------------

SALES                                                                $  152,000
COST OF SALES                                                           126,000
--------------------------------------------------------------------------------
GROSS PROFIT                                                             26,000
--------------------------------------------------------------------------------

GENERAL EXPENSES
    Amortization of patents                                              13,889
    Consulting fees                                                      20,000
    Bank charges                                                            300
    Professional fees                                                    10,000
--------------------------------------------------------------------------------
                                                                         44,189
--------------------------------------------------------------------------------
LOSS FROM OPERATIONS                                                    (18,189)
LOSS ON DEBT SETTLEMENT (Note 5)                                       (200,000)
--------------------------------------------------------------------------------
NET LOSS, BEING DEFICIT                                              $ (218,189)
================================================================================


The accompanying notes are an integral part of these financial statements.

                                                                              3.

GLOBAL BOTANICS INC.
STATEMENT OF STOCKHOLDERS' EQUITY

------------------------------------------------------------------------------------------------------
FOR THE PERIOD FROM DATE OF INCORPORATION, MAY 16, 2003, TO APRIL 30, 2004
------------------------------------------------------------------------------------------------------

                                         Common Stock
                                     -------------------    Additional                       Total
                                       Number                Paid-In                     Stockholders'
                                     of Shares   Amount      Capital         Deficit         Equity
------------------------------------------------------------------------------------------------------
Issue of common stock for debt
  assumption on organization of
  the Company                          50,000  $  50,000   $ 1,150,000    $        --   $  1,200,000
Net loss for the period                    --         --            --       (218,189)      (218,189)
------------------------------------------------------------------------------------------------------
Balance April 30, 2004                 50,000  $  50,000   $ 1,150,000    $  (218,189)  $    981,811
======================================================================================================


The accompanying notes are an integral part of these financial statements.

                                                                              4.

GLOBAL BOTANICS INC.
STATEMENT OF CASH FLOWS

--------------------------------------------------------------------------------
FOR THE PERIOD FROM DATE OF INCORPORATION, MAY 16, 2003, TO APRIL 30,   2004
--------------------------------------------------------------------------------

CASH FLOWS (USED IN) PROVIDED BY:
OPERATING ACTIVITIES
    Net loss                                                        $  (218,189)
    Adjustments for items not affecting cash:
        Amortization of patents                                          13,889
        Loss on debt settlement                                         200,000
    Changes in non-cash working capital balances:
        Accounts receivable                                             (59,000)
        Accounts payable and accrued liabilities                         67,800
--------------------------------------------------------------------------------
INCREASE IN CASH, BEING CASH ENDING                                 $     4,500
================================================================================

SUPPLEMENTAL INFORMATION
Cash paid during the to:
    Interest                                                        $        --
    Income taxes                                                    $        --

NON-CASH TRANSACTIONS
    Common stock issued to settle debt                              $ 1,200,000
    Acquisition of patents for debt                                 $ 1,000,000



The accompanying notes are an integral part of these financial statements.

                                                                              5.

GLOBAL BOTANICS INC.
NOTES TO THE FINANCIAL STATEMENTS

APRIL 30, 2004
--------------------------------------------------------------------------------

1.       NATURE OF BUSINESS

         The Company was incorporated May 16, 2003 under the laws of the country of Niue as an international business company. The Company is in the business of harvesting, producing and licensing Virastatin (TM), a multifunctional ingredient produced according to patented extraction and purification technologies.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States. Because a precise determination of many assets and liabilities is dependent upon future events, the preparation of financial statements for a period necessarily involves the use of estimates which have been made using careful judgement.

         The financial statements have, in management's opinion, been properly prepared within reasonable limits of materiality and within the framework of the accounting policies summarized below:

         (a) Revenue recognition Revenue is recognized on the sale and transfer of goods and services.

         (b)      Foreign currencies

                  The functional currency of the Company is the United States dollar. Transactions in foreign currencies are translated into United States dollars at the rates in effect on the transaction date. Exchange gains or losses arising on translation or settlement of foreign currency denominated monetary items are included in the statement of operations.

         (c)      Financial instruments

                  The Company's financial instruments consist of cash, accounts receivable and accounts payable and accrued liabilities.

                  Management is of the opinion that the Company is not subject to significant interest, currency or credit risks on the financial instruments included in these financial statements, except as noted. The fair market values of these financial instruments approximate their carrying values.

         (d)      Income taxes

                  The Company follows the asset and liability method of accounting for income taxes. Under this method, current taxes are recognized for the estimated income taxes payable for the current period.

                  Deferred income taxes are provided based on the estimated future tax effects of temporary differences between financial statement carrying amounts of assets and liabilities and their respective tax bases as well as the benefit of losses available to be carried forward to future years for tax purposes.

                  Deferred tax assets and liabilities are measured using enacted tax rates that are expected to apply to taxable income in the years in which those temporary differences are expected to be covered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in operations in the period that includes the enactment date. A valuation allowance is recorded for deferred tax assets when it is more likely than not that such deferred tax assets will not be recognized.

         (e)      Cash and cash equivalents

                  The Company considers all short-term investments, including investments in certificates of deposit, with a maturity date at date of purchase of three months or less to be cash equivalents.

                                                                              6.

GLOBAL BOTANICS INC.
NOTES TO THE FINANCIAL STATEMENTS

APRIL 30, 2004
--------------------------------------------------------------------------------

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

         (f)      Patents

                  The Company amortizes the cost of acquired patents over the lesser of the life of the patent or the estimated period of benefit. The patents are being amortized over twelve years.

         (g)      Deferred charges

                  Deferred  charges  include debt  discount  and issue  expenses
                  which  are  amortized  on  a  straight-line   basis  over  the
                  applicable period.

         (h)      Impairment of assets

                  The Company evaluates the recoverability of patents whenever events or changes in circumstances indicate that the carrying value may not be recoverable. The Company recognizes an impairment loss related to patents if the projected undiscounted future cash flows is less than the carrying amounts. The amount of the impairment charge, if any, is measured equal to the excess of the carrying value over the asset's fair value, generally determined using the future operating cash flows discounted at the Company's average rate of cost of funds. The assessment of the recoverability of patents will be impacted if estimated future cash flows differ from those estimates.

3.       COMMON STOCK

         During the current year, 50,000 shares were issued to the shareholders in exchange for their assuming the $1,200,000 debt obligation relating to the purchase of patents (see Note 4).

4.       PATENTS

                                                ACCUMULATED            NET
                             COST               AMORTIZATION          2004
--------------------------------------------------------------------------------
         Patents          $1,000,000              $ 13,889        $  986,111
================================================================================

         During the year, the Company entered into a technology purchase agreement (the "agreement") with Larrea Corp., Ltd. ("Larrea") to purchase four patents relating to pharmaceutical, nutriceutical and cosmetic products derived from extract of Larrea Tridentata.

         The purchase price per the agreement is $1,200,000, payable in monthly amounts as per the payment schedule beginning September 1, 2004 and is without interest. The purchase price will be reduced to $1,000,000 if paid in full by August 1, 2005. As a result of this clause, the patents have been valued at $1,000,000 and the Company has recorded a $200,000 deferred charge relating to imputed interest on the purchase price.

         Under the terms of the agreement, the patent assignment documents are held in escrow by Larrea's patent attorney until the time that one-half of the total amount due to Larrea has been paid. Upon receipt of funds totaling $600,000, the assignment documents will be filed with the United States Patent and Trademark Office.

                                                                              7.

GLOBAL BOTANICS INC.
NOTES TO THE FINANCIAL STATEMENTS

APRIL 30, 2004
--------------------------------------------------------------------------------

5.       LOSS ON DEBT SETTLEMENT
                                                                        2004
--------------------------------------------------------------------------------
         Debt arising on purchase of patents (Note 4)              $  1,200,000
         Less: imputed interest included in debt                        200,000
--------------------------------------------------------------------------------
                                                                      1,000,000
         Common stock issued to settle debt                           1,200,000
--------------------------------------------------------------------------------
         Loss on debt settlement                                   $   (200,000)
================================================================================

6.       SUBSEQUENT EVENTS

         Subsequent to year end all of the issued and outstanding capital stock of the Company were transferred by the shareholders to Larrea Biosciences Corporation. In exchange, the Company's shareholders received 3,500,000 restricted common shares of Larrea Biosciences Corporation. A director of Larrea Biosciences Corporation is the inventor of the patents acquired as set out in Note 4.

7.       ECONOMIC DEPENDENCE

         All of the Company's sales are to one customer and all of their purchases are made from one supplier.

8.       CONTINGENT LIABILITY

         The shareholders of the Company agreed to assume the $1,200,000 debt relating to the purchase of the patents in the current year (Note 4) in exchange for 50,000 shares of the Company. If the shareholders fail to meet the debt repayment schedule as per the original purchase agreement, the Company may be liable for the outstanding balance of the debt.

         The technology purchase agreement (Note 4) provides that in the event Global Botanics Inc. ("GBI") defaults in the payment of the purchase price, including any installment payment when due, Larrea shall provide GBI with written notice of such default and GBI shall have thirty days to cure such default. In the event GBI does not cure the default within the thirty day cure period, Larrea will have the right to declare the agreement in default and pursue all legal remedies available to creditors, including, without limitation, the right to demand immediate payment in full of the purchase price or any part thereof remaining unpaid.

         The payment due September 1, 2004 has not been made.

                                                                              8.